UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 22, 2007

SCIVANTA MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Morris Avenue, Spring Lake, New Jersey		07762
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 282-1620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On August 22, 2007, Scivanta Medical Corporation (“Scivanta”) and Sparton Medical Systems (“Sparton”), a business group of Spartan Electronics Florida, Inc., entered into a development agreement whereby Sparton will provide Scivanta engineering and development support for the hardware component of the Hickey Cardiac Monitoring System (the “HCMS”). Sparton Electronics Florida, Inc. is a wholly owned subsidiary of Sparton Corporation (NYSE: SPA). The development agreement has a one year term and may be extended for additional one year terms. The development agreement can be terminated at any time by either party upon the delivery of written notice to the other party. The services to be provided by Sparton include: (1) planning and development of design control documents, (2) concept development, including mechanical, electrical and software design, (3) completion of a detailed design and an engineering model, (4) assembly of proto-type models and preliminary design verification testing, (5) the production of “pilot” devices using formal drawings and validated processes, and (6) design verification testing on the “pilot” units.

Scivanta is required to make an initial deposit of $60,000 which will be applied to the payment of material costs and fees owed by Scivanta under the development agreement; provided that Scivanta makes timely payments to Sparton during the first four months of the development agreement. Scivanta is also required to pre-pay for any material with a cost in excess of $5,000. It is estimated that up to $1,650,000 could be billed by Sparton for services and materials provided under the development agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit
Number	Description

10.20
Product Development Agreement, dated August 22, 2007, between Scivanta Medical Corporation and Sparton Medical Systems, a business group of Sparton Electronics Florida, Inc., including Exhibit B - Change Approval Form and Exhibit D - Payment Terms. Upon the request of the Securities and Exchange Commission, Scivanta agrees to furnish copies of each of the following exhibits: Exhibit A - Statement of Work; and Exhibit C - Sparton Medical Systems Labor Rates.

99.1	Press Release Re: Scivanta Medical Corporation Signs Development Agreement with Sparton Medical Systems to Develop the Hardware Component of the Hickey Cardiac Monitoring System

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION
(Registrant)

By:	/s/ David R. LaVance
David R. LaVance
Chairman of the Board, President and
Chief Executive Officer

Date: August 23, 2007

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EXHIBIT INDEX

Exhibit
Number	Description

10.20
Product Development Agreement, dated August 22, 2007, between Scivanta Medical Corporation and Sparton Medical Systems, a business group of Sparton Electronics Florida, Inc., including Exhibit B - Change Approval Form and Exhibit D - Payment Terms. Upon the request of the Securities and Exchange Commission, Scivanta agrees to furnish copies of each of the following exhibits: Exhibit A - Statement of Work; and Exhibit C - Sparton Medical Systems Labor Rates.

99.1	Press Release Re: Scivanta Medical Corporation Signs Development Agreement with Sparton Medical Systems to Develop the Hardware Component of the Hickey Cardiac Monitoring System